UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): March 1, 2006

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2006 Gulfport Energy Corporation (“Gulfport”) filed a Certificate Eliminating Reference to a Series of Shares of Stock from the Certificate of Incorporation (the “Certificate of Elimination”) with the Secretary of State of Delaware effecting the elimination of the Certificate of Designations with respect to Cumulative Preferred Stock, Series A. The Certificate of Elimination returns such shares to the status of authorized but un-issued shares of Gulfport’s preferred stock without designation. No shares of Cumulative Preferred Stock, Series A were outstanding. A copy of the Certificate of Elimination is attached to this report as Exhibit 3.1, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Elimination, filed March 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Vice President and Chief Financial Officer

Date: March 7, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Elimination, filed March 1, 2006